Supplement dated June 30, 2017 to the Wilmington Funds (the “Trust”) Prospectus dated

August 31, 2016 (the “Prospectus”)

Effective July 1, 2017, the information in the Prospectus with respect to the Wilmington Multi-Manager Real Asset Fund will be amended, supplemented or replaced as follows:

1.	The following amends and replaces information in the sub-section entitled “Fees and Expenses” on page 15 of the Prospectus relating to the Wilmington Multi-Manager Real Asset Fund:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee*	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.50%	0.50%
Acquired Fund Fees and Expenses	0.14%	0.14%
Total Annual Fund Operating Expenses	1.44%	1.19%
Fee Waivers and/or Expense Reimbursements(1)	(0.34)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.10%	0.85%

* The management fee has been restated to reflect current fees.

(1) The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A and Class I Shares will not exceed 0.96% and 0.71%, respectively, not including the effects of acquired fund fees and expenses, taxes, or other extraordinary expenses. This waiver may be amended or withdrawn after July 31, 2018, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Years	3 Years	5 Years	10 Years
Class A	$656	$949	$1,263	$2,152
Class I	$87	$344	$622	$1,413

Please keep this Supplement for future reference.